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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 2002



                          EXTENDED SYSTEMS INCORPORATED
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                  000-23597                    82-0399670
----------------------------       -----------                ----------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On May 28, 2002, Extended Systems Incorporated, a Delaware corporation, issued a press release announcing the signing of an Agreement and Plan of Merger and Reorganization by and among Extended Systems; ViaFone, Inc., a Delaware corporation; Venus Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Extended Systems; U.S. Bank, N.A., as Escrow Agent; and Josh Stein, as the Company Representative, pursuant to which Venus Acquisition Corporation will be merged with and into ViaFone, and ViaFone will become a wholly-owned subsidiary of Extended Systems. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99.1 Press release of Extended Systems Incorporated, issued on May 28, 2002.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                EXTENDED SYSTEMS INCORPORATED


Date:  June 7, 2002                             By: /s/  Karla K. Rosa
                                                    ---------------------------
                                                    Karla K. Rosa
                                                    Vice President, Finance and
                                                    Chief Financial Officer